Exhibit 10.1

AMENDMENT NO. 2 TO FINANCING AND SECURITY AGREEMENT

    This Amendment No. 2 to Financing and Security Agreement (this “Amendment”) shall be entered into on October 15, 2014, by and between HIPCRICKET, INC. (“Client”), a Delaware corporation, and FAST PAY PARTNERS LLC (“FPP”), a Delaware limited liability company.

RECITALS

    WHEREAS, the Client and FPP entered into that certain Financing and Security Agreement (the “FPP Factoring Agreement”) dated on or around June 2, 2014, as amended from time to time;

    WHEREAS, the Client and FPP deem it desirable and necessary to supplement and modify certain terms and provisions to the FPP Factoring Agreement by this Amendment;

    NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

    1.   All capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the FPP Factoring Agreement. This Amendment and the terms and provisions hereof, are incorporated in their entirety into both the FPP Factoring Agreement by reference.  In the event of any conflict between this Amendment and the FPP Factoring Agreement, the terms of this Amendment shall prevail.

    2.   Amendment to the FPP Factoring Agreement.

       a.   Clause (b) in the General Rates and Fees box on the first page of the FPP Factoring Agreement is hereby amended by deleting such clause and replacing it with the following:

          “(b)            Advance Rate: Eighty Percent (80%) of gross value of Invoices.”

    3.   Conditions Precedent to Effectiveness of this Amendment.

       a.   The FPP Factoring Agreement must be in effect, without termination;

      b.   No Default or Event of Default shall have occurred or be continuing under the FPP Factoring Agreement; and

       c. Client shall pay all of FPP's reasonable out-of-pocket fees and expenses in connection with this Amendment.

   4.   Sections 28, 29, and 30 of the FPP Factoring Agreement are hereby incorporated herein by reference mutatis mutandis.

    IN WITNESS WHEREOF, the parties here have executed this Amendment as of the day, month, and year first above written.

CLIENT:	HIPCRICKET, INC. Signature: /s/Todd E. Wilson Todd E. Wilson

FPP:	FAST PAY PARTNERS LLC Signature: /s/Jed Simon Jed Simon